METROPOLITAN WEST FUNDS

SUPPLEMENT DATED MAY 6, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED JULY 29, 2013

For current and prospective investors in all Funds:

The following information is hereby added to page 56 of the SAI after the section entitled “SHAREHOLDER SERVICING PLAN”:

OTHER SHAREHOLDER SERVICING EXPENSES PAID BY THE FUNDS

Each Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.10 percent (10 basis points) of the assets serviced for that Fund by that intermediary for shareholder services to each Fund and its shareholders. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to a Fund. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Adviser pays out of its own resources and are in addition to the Fund’s payment of any amounts through the 12b-1 Plan. This amount may be adjusted, subject to approval by the Board of Trustees.

On page 33, under “Interested Trustees,” and elsewhere in the SAI, all references to Charles Baldiswieler are hereby removed, effective on December 9, 2013.

Effective February 5, 2014, Patrick Moore was elected by the Board of Trustees to serve as an Interested Trustee to fill the vacancy left by Mr. Baldiswieler. Information about Mr. Moore for that table is provided below.

INTERESTED TRUSTEES**

Name and Year of Birth	Positions Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore has served as the Managing Director of Client Services for the Adviser since 2000. Mr. Moore holds a bachelor’s degree in Mathematics and an MBA in Finance from the University of California, Irvine. He is a member of the CFA Institute.	9	None

Information under the heading “INFORMATION ABOUT EACH TRUSTEE’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS” about Mr. Baldiswieler is hereby removed and the following information about Mr. Moore hereby added:

Mr. Moore is an executive officer with the Adviser, and has many years of experience with the Adviser’s portfolio management activities for its clients, including the Funds. Mr. Moore also previously served as a Trustee of the Trust from 2010 until 2011.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR SAI FOR FUTURE REFERENCE